	BEXIL INVESTMENT TRUST
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2025
	(Unaudited)
Shares		Value
	Common Stocks (113.33%)
	Automotive Dealers and Gasoline Service Stations (8.50%)
6,050	AutoZone, Inc. (a)	$ 25,955,952

	Building Construction General Contractors and Operative Builders (2.75%)
1,045	NVR, Inc. (a)	8,396,219

	Equipment Rental and Leasing (4.53%)
14,500	United Rentals, Inc.	13,842,570

	Engineering, Accounting, Research, Management, and Related Services (3.70%)
113,000	Booz Allen Hamilton Holding Corporation	11,294,350

	Fabricated Metal Products, except Machinery and Transportation Equipment (3.15%)
27,800	Snap-on Incorporated	9,633,534

	General Merchandise Stores (4.08%)
20,300	Dillard's, Inc.	12,473,944

	Health Services (3.50%)
25,100	HCA Healthcare, Inc.	10,697,620

	Home Furniture, Furnishings, and Equipment Stores (6.14%)
96,000	Williams-Sonoma, Inc.	18,763,200

	Industrial and Commercial Machinery and Computer Equipment (4.25%)
97,000	Lam Research Corporation	12,988,300

	Insurance Carriers (18.70%)
9,600	Elevance Health, Inc.	3,101,952
200,000	Essent Group Ltd.	12,712,000
50,000	Molina Healthcare, Inc. (a)	9,568,000
379,226	NMI Holdings, Inc. (a)	14,539,525
50,800	The Progressive Corporation	12,545,060
13,500	UnitedHealth Group Incorporated	4,661,550
		57,128,087

	Metal Mining (12.77%)
1,040,000	IAMGOLD Corp. (a)	13,447,200
890,000	Evolution Mining Ltd.	6,377,754
1,840,000	New Gold Inc. (a)	13,211,200
71,000	Newmont Corp.	5,986,010
		39,022,164

	Oil and Gas Extraction (1.62%)
110,000	Matador Resources Company	4,942,300

	Primary Metal (12.65%)
161,400	Mueller Industries, Inc.	16,319,154
160,000	Steel Dynamics, Inc.	22,308,800
		38,627,954

	Security and Commodity Brokers, Dealers, Exchanges, and Services (11.91%)
304,000	Interactive Brokers Group, Inc. Class A	20,918,240
46,500	LPL Financial Holdings Inc.	15,470,085
		36,388,325

	Services - Computer Programming, Data Processing (15.08%)
65,700	Alphabet Inc. Class A	15,971,670
275,054	Clear Secure, Inc.	9,181,303
237,000	Donnelley Financial Solutions, Inc. (a)	12,188,910
130,000	PayPal Holdings, Inc. (a)	8,717,800
		46,059,683

	Total investments (Cost $204,952,539) (113.33%) (b)	346,214,202
	Liabilities in excess of cash and other assets (-13.33%)	(40,726,679)

	Net assets (100.00%)	$ 305,487,523

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $346,214,202 has been pledged as collateral for borrowings under the Fund's credit agreement.  The outstanding loan balance under the credit agreement was $40,511,700  as of September 30, 2025.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Bexil Investment Trust (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, Bexil Advisers LLC (the “Investment Manager”), subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of September 30, 2025, in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 346,214,202	$ -	$ -	$ 346,214,202
Total investments, at value	$ 346,214,202	$ -	$ -	$ 346,214,202

Cost for Federal Income Tax Purposes
As of September 30, 2025, for federal income tax purposes, the aggregate cost of investments was $204,952,539 and net unrealized appreciation was $141,261,663, comprised of gross unrealized appreciation of $144,558,736 and gross unrealized depreciation of $3,297,073. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.